Disclosures

SIMON RULE, MD

Johnson & Johnson (Research Funding, Scientific Advisory Board); Celgene (Research Funding, Scientific Advisory Board); GSK (Research Funding); Pharmacyclics (Scientific Advisory Board); Napp (Scientific Advisory Board); Roche (Scientific Advisory Board)

Updated Interim Results of an International, Multicenter, Phase 2 Study of Ibrutinib (PCI-32765) in Relapsed or Refractory (R/R) Mantle Cell Lymphoma (MCL)

Simon Rule[1], Michael L. Wang[2], Peter Martin[3], Rebecca Auer[4], Brad S. Kahl[5], Wojciech Jurczak[6], Ranjana H. Advani[7], Jorge Romaguera[2], Michael Williams[8], Jacqueline Barrientos[9], Ewa Chmielowska[10], John Radford[11], Stephan Stilgenbauer[12], Vina Troung[13], Jesse McGreivy[13], Fong Clow[13], Darrin M. Beaupre[13], Lori A. Kunkel[13], Andre Goy[14], Kristie A. Blum[15]

[1]Department of Haematology, Derriford Hospital, Plymouth, United Kingdom, [2]Dept. of Lymphoma/Myeloma, The University of Texas MD Anderson Cancer Center, Houston, TX, [3]Division of Hematology-Oncology, Weill Cornell Medical College, New York, NY, United States, [4]Department Haemato-oncology, Barts Health NHS Trust, London, United Kingdom, [5]Department of Medicine-Hematology/Oncology, University of Wisconsin, Madison, WI, United States, [6]Department of Haematology, Jagiellonian University, Warsaw, Poland, [7]Department of Medicine, Division of Oncology, Stanford University Medical Center, Stanford, CA, [8]University of Virginia School of Medicine, Charlottesville, VA, [9]CLL Research and Treatment Program, Division of Hematology and Medical Oncology, Department of Medicine, Hofstra North Shore-LIJ, New Hyde Park, NY, United States, [10]Centrum Onkologii, Oddzial Kliniczny Onkologii , Bydgoszcz, Poland, [11]University of Manchester and the Christie NHS Foundation Trust, Manchester, United Kingdom, [12]Klinik fur Innere Medizin II, Universitatsklinikum Ulm, Ulm, Germany, [13]Pharmacyclics, Inc., Sunnyvale, CA, [14]John Theurer Cancer Center at Hackensack University Medical Center, Hackensack, NJ, [15]The Ohio State University,Columbus, OH, United States

Bruton's Tyrosine Kinase (BTK): A Critical Kinase for Lymphoma Cell Survival and Proliferation



Ag
BCR
CD79A
CD79B
CXCL12
CXCR4
CD19
CD38
LYN
SYK
P
Y
Gγβ
Gα
PI3K
BTK
PLCγ2
DAG
IP3
Ca++
PKCβ
RAC
Chemokine-controlled cell migration

- Bruton's tyrosine kinase (BTK) is an essential element of the BCR signaling pathway (Niiro, NRI 2002)
- Inhibitors of BTK block BCR signaling and induce apoptosis
- BTK also acts downstream of certain chemokine receptors impacting integrin molecules that help in promoting egression from the lymph node environment

Ibrutinib: A potent BTK inhibitor


Ibrutinib
CYS481

- Ibrutinib (PCI-32765) forms a bond with cysteine-481 in BTK
- Highly potent BTK inhibition at IC_{50} = 0.5 nM
- High degree of specificity for hematopoietic cells
- Orally administered once daily dosing until PD or no longer tolerated by patient

EHA 2013, PCYC-1104 Rule et al.

Study Design

- International, multicenter, open-label, phase II single-agent study of ibrutinib in patients with relapsed or refractory MCL
- Treatment: 560 mg oral ibrutinib daily until progression or unacceptable toxicity
- Conducted at 18 sites (9 US and 9 EU)
- Data cut on Dec 26, 2012
- Patient population (ITT) n = 115
- Safety population (≥ 1 dose of ibrutinib) n = 111 patients
- All treated (primary efficacy) population, n = 111 patients

Objectives

- Primary objectives:
  - Overall response rate (ORR)
- Secondary objectives:
  - Duration of response (DOR), progression-free survival (PFS), overall survival (OS), and safety/tolerability
- Two cohorts enrolled in parallel without randomization:
  - Bortezomib-naïve (65 patients)
    - No prior bortezomib: 58 patients (89.2%)
    - Minimally-treated: 7 patients (10.8%, less than 2 cycles)
  - Bortezomib-exposed (50 patients, at least 2 cycles)

Patient Eligibility

- Confirmed MCL, with cyclin D1+, or t(11;14), and measurable disease
- Failure to achieve at least partial response (PR) to, or disease progression after, most recent treatment regimen
- At least 1, but not > 5 prior lines of therapy for MCL
- Adequate end-organ function
  - ANC ≥ 0.75 x 10^9/L*
  - Platelets ≥ 50 x 10^9/L*
  - ALT < 3.0 x ULN
  - Creatinine ≤ 2.0 x ULN
- ECOG Performance Status ≤ 2
- No clinically significant cardiovascular disease, malabsorption syndrome, or disease significantly affecting GI function

*unless bone marrow involvement

Patient Characteristics For All Treated Population

	Bortezomib-Naïve (N = 63)	Bortezomib-Exposed (N = 48)	Total (N = 111)
Median Age, yrs (Range)	66 (46-83)	69 (40–84)	68 (40–84)
Gender: Male	46 (73%)	39 (81%)	85 (77%)
ECOG Status:			
0 - 1	53 (84%)	46 (96%)	99 (89%)
2	9 (14%)	2 (4%)	11 (10%)
> 2	1 (2%)	0 (0%)	1 (1%)
Prior Regimens:			
Median (Range)	2 (1-5)	3 (1-5)	3 (1-5)
≥ 3 regimens	31 (49%)	30 (63%)	61 (55%)
Median Months Since Diagnosis (Range)	29 (3-213)	48 (7-223)	42 (3-223)

EHA 2013, PCYC-1104 Rule et al.

Disease History
For All Treated Population

	Bortezomib-Naïve (N = 63)	Bortezomib-Exposed (N = 48)	Total (N = 111)
Prior high intensity therapy			
Hyper CVAD	18 (29%)	15 (31%)	33 (30%)
Stem cell transplant	8 (13%)	4 (8%)	12 (11%)
Prior lenalidomide	9 (14%)	18 (38%)	27 (24%)
MIPI Score			
Intermediate risk	24 (38%)	18 (38%)	42 (38%)
High risk	30 (48%)	24 (50%)	54 (49%)
Mass ≥ 5 cm	26 (41%)	17 (35%)	43 (39%)
Refractory Disease*	27 (43%)	23 (48%)	50(45%)
BM involvement	35 (56%)	19 (40%)	54 (49%)
Extranodal involvement	40 (64%)	20 (42%)	60 (54%)

MIPI=MCL International Prognostic Index
*Refractory disease = failure to achieve at least PR to the last therapy prior to study entry

Treatment Emergent AEs in > 15% of Patients Regardless of Relationship to Study Therapy

Hematological AE



Neutropenia
Thrombocytopenia
Anemia
0%
10%
20%
30%
40%
50%
60%

Bleeding events ≥ grade 3 occurred in 5% of patients

Non-Hematological AE



Diarrhea
Fatigue
Nausea
Oedema peripheral
Dyspnea
Constipation
Upper respiratory tract infection
Vomiting
Decreased appetite
Cough
Pyrexia
Abdominal pain
Contusion
Rash
Grade 1
Grade 2
Grade 3
Grade 4
Grade 5
0%
10%
20%
30%
40%
50%
60%

Maximum Percent Decrease of Lymph Node Sum of Perpendicular Diameters (SPD) For All Treated Population*



150
100
50
0
50
-100
Bortezomib-Naïve (N = 56)
Bortezomib-Exposed (N = 47)

*103 of 111 pts had baseline and post-baseline SPD measurements.

Best Response



100
80
60
40
20
0
Patients, %
CR
PR
68
67
68
49
44
47
19
23
21
Bortezomib-
Naïve
(n = 63)
Bortezomib-
Exposed
(n = 48)
Total
(n = 111)

- Efficacy Population n = 111, Estimated Median Follow-up 15.3 months

Improvement of Complete and Overall Response Rates Over Time



CR
PR
Response Rate, %
100
90
80
70
60
50
40
30
20
10
0
52.3
48.7
3.6
62.2
53.2
9.0
64
50.5
13.5
64.9
47.8
17.1
66.7
46.0
20.7
68
47.3
20.7
2
4
6
9
12
15
Time, months

EHA 2013, PCYC-1104 Rule et al.

Response to ibrutinib is Independent of Patient Characteristics and Risk Factors


N
ALL subjects
111
Age (years)
<65 years
41
≥65 years
70
Cohort
Bortezomib-Naïve
63
Bortezomib-Exposed
48
Sex
M
85
F
26
Prior Number of Regimens
<3
50
≥3
61
Simplified MIPI score
Intermediate risk (4-5)
42
High risk (6-11)
54
Baseline ECOG
0
51
1
48
≥2
12
Advanced Disease
Yes
80
No
31
Tumor Bulk (Largest Diameter)
≥5cm
43
Blastoid Histology
Yes
17
No
94
Refractory Disease
Yes
50
No
61
Prior High Intensity Therapy
Yes
39
No
72
Prior Lenalidomide
Yes
27
No
84
0
20
40
60
80
100

MIPI = MCL International Prognostic Index

Advanced disease = bone marrow and/or extranodal involvement

EHA 2013, PCYC-1104 Rule et al.

Kaplan-Meier Duration of Response (n=75)



100
80
60
40
20
0
Patients Alive Without Progression, %
All
Bortezomib-Exposed
Bortezomib-Naïve
Censored
Number at risk:
Bortezomib-Naïve
43 30 23 15 3 0
Bortezomib-Exposed
32 26 17 9 3 0
All
75 56 40 24 6 0
0 4 8 12 16 20
Months From First Response

- Estimated median DOR was 17.5 months (95%CI: 15.8, NE)
- For patients with best response as PR, estimated DOR was 15.8 months
- For patients with CR, median DOR was not reached

Kaplan-Meier Progression-Free Survival (n=111)


100
80
60
40
20
0
Progression-Free Survival, %
All
Bortezomib-Exposed
Bortezomib-Naïve
Censored
Number at risk:
Bortezomib-Naïve
63 44 28 19 12 0 0
Bortezomib-Exposed
48 37 29 14 10 2 0
All
111 81 57 33 22 2 0
0 4 8 12 16 20 24
Months From First Dose

- Estimated Median PFS (CI 95%) 13.9 months (7.0, NE)

Kaplan-Meier Overall Survival (n=111)



Overall Survival, %
100
80
60
40
20
0
All
Bortezomib-Exposed
Bortezomib-Naïve
Censored
Number at risk:
Bortezomib-Naïve
63 55 39 30 19 1 0
Bortezomib-Exposed
48 43 37 21 13 4 0
All
111 98 76 51 32 5 0
0 4 8 12 16 20 24
Months From First Dose

- **Estimated Median OS was not reached**
- **Estimated OS of 58% at 18 months**

Conclusions

- Ibrutinib demonstrated unprecedented single agent ORR in relapsed or refractory MCL
  - Responses have been durable
  - Magnitude of response (CR) improved with longer follow-up
  - Responses independent of baseline patient characteristics, prior treatments, and risk factors
- Ibrutinib has a favorable safety profile and is well tolerated
- Only 8 patients discontinued treatment due to an AE
- Additional studies in MCL patients have been initiated in multiple clinical settings

Acknowledgements

- All of the patients and their families who participated in this trial
- Investigators and clinical research staff from all participating centers
- Pharmacyclics staff